UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            Date of Report: 09/09/05
                        (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-23777
                            (Commission File Number)

          PA                                                     23-2939222
(State or other jurisdiction                                (IRS Employer
of incorporation)                                            Identification No.)


         150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
                (Address of principal executive offices)      (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Penseco Financial Services Corporation (the "Company") issued a press release announcing that D. William Hume, who is currently a member of the Board of Directors, has been elected to the position of non-executive Chairman of the Board of Directors of the Company and its wholly-owned subsidiary, Penn Security Bank & Trust Company, Scranton, Pennsylvania, effective September 6, 2005. The full text of the press release is attached as Exhibit 99 to this current Report on Form 8-K and is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits

(c.) Exhibits

     The  following exhibit is included with this Report:

     99 Press release issued by Penseco Financial Services Corporation on September 9, 2005 announcing D. William Hume as Chairman of the Board effective September 6, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  By:  /s/ OTTO P. ROBINSON JR.
                                                       ________________________

                                                       Otto P. Robinson, Jr.
                                                       President

Date:    September 9, 2005